UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2004

                           Mpower Holding Corporation

         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

    Delaware                         0-32941                    52-2232143
    --------                         -------                    ----------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

             175 Sully's Trail, Pittsford, NY                   14534
             --------------------------------                   -----
         (Address of principal executive offices)             (Zip Code)

Registrants' telephone number, including area code:  (585) 218-6550
                                                     --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 12. Results of Operations and Financial Condition.

         On July 7, 2004, Mpower Holding Corporation (the "Company") issued the press release attached as Exhibit 99.1 to this Form 8-K concerning certain of the Company's results of operations for the fiscal quarter ended June 30, 2004 and announcing the date and time of the conference call when the Company will discuss such results.

         This information, which is required to be disclosed pursuant to Item 12 of Form 8-K, is being furnished under Item 12 and this report and exhibit 99.1 are furnished and are not considered "filed" with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, certain statements contained herein and in the press release attached hereto as Exhibit 99.1 regarding management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, sales growth, changes in federal or state telecommunications regulations, market acceptance of our product and service offerings, the liquidity of our common stock, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, the effect of regulatory decisions on our access charges and operating costs, changes in technology, price competition and other market conditions and risks detailed from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Mpower Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 8, 2004                      MPOWER HOLDING CORPORATION



                                         By:      /s/ Russell I. Zuckerman
                                            ------------------------------------
                                         Name:    Russell I. Zuckerman
                                         Title:   Senior Vice President, General
                                                  Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.       Description of Document
-----------       -----------------------

99.1              Press Release issued by Mpower Holding Corporation on
                  July 7, 2004.